Exhibit 4.8

                                                            AMENDED AND RESTATED
                                                          CREDIT AGREEMENT DATED
                                                              AS OF JUNE 3, 1996


                              AMENDMENT AND WAIVER


                  AMENDMENT AND WAIVER, dated as of January 12, 1998 (this "Amendment and Waiver"), under the Amended and Restated Credit Agreement, dated as of June 3, 1996 (as amended prior to the date hereof and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Borrower"), COLLINS & AIKMAN CANADA INC., a Canadian corporation (the "Canadian Borrower"), COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent to the lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


                  WHEREAS, the Borrower, the Canadian Borrower and Holdings have requested the Lenders to amend and to waive certain covenants in the Credit Agreement as set forth herein; and

                  WHEREAS, the Lenders are willing to amend and to waive such covenants in the Credit Agreement on and subject to the terms and conditions thereof;

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

                  SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  SECTION 2. Amendment of Section 6.01 (Indebtedness). (a) Subsection 6.01(d) of the Credit Agreement is hereby amended by deleting from clause (iv) thereof the amount "$200,000,000" and substituting therefor the amount "$225,000,000".

         (b) Subsection 6.01 of the Credit Agreement is hereby amended by deleting from clause (r) thereof the amount "$200,000,000" and substituting therefor the amount "$225,000,000".

                  SECTION 3. Amendment of Section 6.07 (Investments, Loans and Advances). Subsection 6.07 of the Credit Agreement is hereby amended by deleting from clause (l) thereof the amount "$200,000,000" and substituting therefor the amount "$225,000,000".

                  SECTION 4. Waiver of Section 6.14 (Interest Coverage Ratio).
Section 6.14 of the Credit Agreement is hereby waived for the fiscal quarter ending December 27, 1997; provided that such waiver is effective only if the Interest Coverage Ratio is at least 1.70 to 1.00 for such fiscal quarter.

                  SECTION 5. Representations and Warranties. The parties hereto hereby represent and warrant to the Administrative Agent and each Lender that after giving effect to the waivers contained herein, each party hereto hereby confirms, reaffirms and restates the representations and warranties set forth in
Article III of the Credit Agreement as if made on and as of the Effective Date, except as they may specifically relate to an earlier date; provided that such representations and warranties shall be and hereby are amended so that all references to the Agreement therein shall be deemed a reference to (i) the Credit Agreement, (ii) this Amendment and Waiver and (iii) the Credit Agreement as amended by this Amendment and Waiver.

                  SECTION 6. Conditions Precedent. This Amendment and Waiver shall become effective as of the date hereof (the "Effective Date") when each of the conditions precedent set forth below shall have been fulfilled:

                  (a) Amendment and Waiver. The Administrative Agent shall have received this Amendment and Waiver, executed and delivered by a duly authorized officer of each of the Borrower, the Canadian Borrower, Holdings and the Required Lenders.

                  (b) No Default or Event of Default. On and as of the Effective Date and after giving effect to this Amendment and Waiver and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

                  (c) Representations and Warranties. The representations and warranties made by the Borrower and the Canadian Borrower in the Credit Agreement and herein after giving effect to this Amendment and Waiver and the transactions contemplated hereby shall be true and correct in all material respects on and as of the Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

                  (d) Acknowledgement and Consent. The Administrative Agent shall have received from each of Holdings, the Borrower, the Canadian Borrower and the other Loan Parties with respect to each Loan Document to which it is a party a duly executed Acknowledgment and Consent, substantially in the form of Exhibit A hereto.

                  SECTION 7. Continuing Effect of Credit Agreement. This Amendment and Waiver shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  SECTION 8. Expenses. The Borrower and the Canadian Borrower agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Amendment and Waiver and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and (b) the enforcement or preservation of any rights under this Amendment and Waiver and any other such documents.

                  SECTION 9. GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  SECTION 10. Counterparts. This Amendment and Waiver may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                                COLLINS & AIKMAN PRODUCTS CO.


                                                By /s/ J. Michael Stepp
                                                  Name:  J. Michael Stepp
                                                  Title:  Executive Vice President and CHIEF FINANCIAL OFFICER



                                                COLLINS & AIKMAN CANADA INC.


                                                By /s/ J. Michael Stepp
                                                  Name:  J. Michael Stepp
                                                  Title:  Vice President and Chief Financial Officer


                                              COLLINS & AIKMAN CORPORATION


                                              By /s/ J. Michael Stepp
                                               Name:  J. Michael Stepp
                                               Title:  Executive Vice President
                                                       and Chief Financial Officer
                                    3


                                                THE CHASE MANHATTAN BANK,
                                                  as Administrative Agent and as a Lender


                                                By /s/ Rosemary Bradley
                                                  Name: Rosemary Bradley
                                                  Title:  Vice President


                                                BANK OF AMERICA NATIONAL TRUST AND
                                                SAVINGS ASSOCIATION, as Managing Agent and a Lender


                                                By  /s/ Linda A. Carper
                                                    Name:  Linda A. Carper
                                                    Title: Managing Director


                                                NATIONSBANK, N.A., as Managing Agent and a Lender


                                                By  /s/ E. Phifer Helms
                                                    Name:  E. Phifer Helms
                                                    Title: Senior Vice President


                                                AERIES FINANCE LTD.


                                                By  /s/ Andrew Ian Wignall
                                                    Name: Andrew Ian Wignall
                                                    Title: Director


                                                CERES FINANCE LTD.


                                                By  /s/ John H. Cullinane
                                                    Name: John H. Cullinane
                                                    Title:  Director

                                        4

                                                STRATA FUNDING LTD.


                                                By  /s/ John H. Cullinane
                                                    Name: John H. Cullinane
                                                    Title:  Director


                                                BANK OF IRELAND - GRAND CAYMAN BRANCH


                                                By  /s/ Michael G. Doyle
                                                    Name:  Michael G. Doyle
                                                    Title: Assistant Vice President


                                                THE BANK OF NEW YORK


                                                By  /s/ Ann Marie Hughes
                                                    Name:  Ann Marie Hughes
                                                    Title: Assistant Vice President


                                                THE BANK OF NOVA SCOTIA


                                                By:  /s/ William E. Zarrett
                                                     Name: William E. Zarrett
                                                     Title: Senior Relationship Manager


                                                BANK OF SCOTLAND


                                                By  /s/ Annie Chin Tat
                                                    Name: Annie Chin
                                                    Title:  Vice President
                                        5

                                                BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                                                By  /s/ Pamela Donnelly
                                                    Name: P. Donnelly
                                                    Title:  Vice President



                                                BRANCH BANKING AND TRUST COMPANY


                                                By /s/ Thatcher L. Townsend III
                                                   Name: Thatcher L. Townsend III
                                                   Title:  Vice President





                                                OCTAGON CREDIT INVESTORS LOAN PORTFOLIO (a unit of The
                                                Chase Manhattan Bank)


                                                By  /s/ Richard W. Stewart
                                                    Name: Richard W. Stewart
                                                    Title: Managing Director


                                                CIBC INC.


                                                By  /s/ Roger Colden
                                                    Name:  Roger Colden
                                                    Title:  Executive Director, CIBC Oppenheimer Corp., agent


                                                COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE


                                                By  /s/ Anthony Rock
                                                    Name:  Anthony Rock
                                                    Title:  Vice President

                                                By  /s/ Sean Mounier
                                                    Name:  Sean Mounier
                                                    Title: First Vice President

                                        6

                                                COMMERCIAL LOAN FUNDING TRUST I
                                                By:  Lehman Commercial Paper Inc., not in its individual capacity but solely as administrative agent

                                                By  /s/ Michele Swanson
                                                    Name:  Michele Swanson
                                                    Title: Authorized Signatory

                                                CREDIT LYONNAIS, NEW YORK BRANCH AND CREDIT LYONNAIS ATLANTA AGENCY


                                                By  /s/ Robert Ivosevich
                                                    Name:  Robert Ivosevich
                                                    Title: Senior Vice President

                                                By
                                                    Name:
                                                    Title:


                                                CREDITANSTALT CORPORATE FINANCE, INC.


                                                By  /s/ Robert M. Biringer
                                                    Name: Robert M. Biringer
                                                    Title: Executive Vice President


                                                By  /s/ William E. McCollum
                                                    Name: William E. McCollum
                                                    Title: Senior Associate

                                                CRESCENT/MACH I PARTNERS, L.P.

                                                By: TCW Asset Management Company
                                                    its Investment Manager


                                                By  /s/ Justin L. Driscoll
                                                    Name: Justin L. Driscoll
                                                    Title: Senior Vice President


                                                CRESTAR BANK
                                                By:  CypressTree Investment Management Company, as Portfolio Manager

                                                By  /s/ Philip C. Robbins
                                                    Name: Philip C. Robbins
                                                    Title: Assistant Vice President


                                        7

                                                CYPRESS TREE INVESTMENT PARTNERS I

                                                By
                                                   Name:
                                                   Title:


                                                DRESDNER BANK, A.G. NEW YORK AND GRAND CAYMAN BRANCHES


                                                By  /s/ Beverly G. Cason
                                                    Name:  Beverly G. Cason
                                                    Title:  Vice President


                                                By  /s/ Thomas J. Nadramia
                                                    Name: Thomas J. Nadramia
                                                    Title:  Vice President


                                                ERSTE BANK

                                                By  /s/ John S. Runnion
                                                    Name:  John S. Runnion
                                                    Title: First Vice President

                                                By  /s/ Rima Terradista
                                                    Name:  Rima Terradista
                                                    Title:  Vice President




                                                FIRST UNION NATIONAL BANK


                                                By  /s/ David Silendo
                                                    Name:  David Silendo
                                                    Title:  Vice PResident


                                                FUJI BANK, LIMITED

                                                By
                                                   Name:
                                                   Title:

                                        8

                                                INDOSUEZ CAPITAL FUNDING II LTD.
                                                By: Indosuez Capital, as Portfolio Advisor



                                                By
                                                   Name:
                                                   Title:


                                                THE INDUSTRIAL BANK OF JAPAN, LTD.


                                                By  /s/ Takuya Honjo
                                                    Name: Takuya Honjo
                                                    Title: Senior Vice President


                                                THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH


                                                By  /s/ Shuichi Tajima
                                                    Name:  Shuichi Tajima
                                                    Title: Deputy General Manager


                                                MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                                By
                                                   Name:
                                                   Title:



                                                MERRILL LYNCH PRIME RATE PORTFOLIO
                                                By: Merrill Lynch Asset Management, L.P.,
                                                    as Investment Advisor

                                                By
                                                   Name:
                                                   Title:

                                        9

                                                MORGAN STANLEY SENIOR FUNDING, INC.


                                                By /s/ Christopher A. Pucillo
                                                   Name: Christopher A. Pucillo
                                                   Title:  Vice President


                                                PARIBAS CAPITAL FUNDING LLC


                                                By  /s/ Eric A. Green
                                                    Name:  Eric A. Green
                                                    Title: Director


                                                SENIOR HIGH INCOME PORTFOLIO, INC.


                                                By
                                                   Name:
                                                   Title:


                                                THE MITSUBISHI TRUST AND BANKING CORPORATION


                                                By  /s/ Beatrice Kossodo
                                                    Name: Beatrice Kossodo
                                                    Title: Senior Vice President


                                                THE FIRST NATIONAL BANK OF CHICAGO


                                                By  /s/ Lori J. McCarthy
                                                    Name:  Lori J. McCarthy
                                                    Title:  Vice President

                                     10


                                                NEW YORK LIFE INSURANCE COMPANY


                                                By
                                                   Name:
                                                   Title:


                                                NEW YORK LIFE INSURANCE AND ANNUITY



                                                CORPORATION


                                                By
                                                   Name:
                                                   Title:


                                                SOCIETE GENERALE


                                                By  /s/ Ralph Saheb
                                                    Name:  Ralph Saheb
                                                    Title:  Vice President, Regional Operations Manager


                                                SUNTRUST BANK, ATLANTA


                                                By /s/ Jeffrey D. Drucker
                                                   Name: Jeffrey D. Drucker
                                                   Title:  Banking Officer


                                                By  /s/ Raymond B. King
                                                    Name:  Raymond B. King
                                                    Title:  Vice President


                                                THE SUMITOMO TRUST & BANKING CO., LTD.
                                                New York Branch

                                                By /s/ Suraj D. Bhatia
                                                   Name:  Suraj D. Bhatia
                                                   Title: Senior Vice President


                                11

                                                THE TORONTO-DOMINION BANK


                                                By  /s/ Debbie A. Greene
                                                    Name:  Debbie A. Greene
                                                    Title:  Manager, Credit Administration


                                                THE TRAVELERS INSURANCE COMPANY


                                                By
                                                   Name:
                                                   Title:


                                                UNITED STATES NATIONAL BANK OF OREGON


                                                By
                                                   Name:
                                                   Title:



                                                WACHOVIA BANK, N.A. (formerly known as WACHOVIA BANK, N.A.)


                                                By  /s/ Sarah T,. Warren
                                                    Name:  Sarah T. Warren
                                                    Title:  Vice President


                                                WELLS FARGO BANK


                                                By
                                                   Name:
                                                   Title:

                                 12

                                                THE YASUDA TRUST & BANKING CO., LTD.



                                                By
                                                   Name:
                                                   Title:


                                                NATEXIS BANQUE BFCE


                                                By: /s/ G. Kevin Dooley
                                                    Name: G. Kevin Dooley
                                                    Title: Vice President

                                                By: /s/ Jordan Sadler
                                                    Name: Jordan Sadler
                                                    Title: Associate


                                                SENIOR DEBT PORTFOLIO
                                                By:  Boston Management and Research, as Investment Advisor


                                                By: /s/ Payson F. Swaffield
                                                    Name: Payson F. Swaffield
                                                    Title: Vice President

                                                                    EXHIBIT A TO
                                                            AMENDMENT AND WAIVER

                           ACKNOWLEDGEMENT AND CONSENT

         Each of the undersigned corporations hereby:

         (a) acknowledges and consents to the execution, delivery and performance of the Amendment and Waiver, dated as of January 12, 1998 (the "Amendment and Waiver") to the Amended and Restated Credit Agreement dated as of June 3, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Collins & Aikman Canada Inc. (the "Canadian Borrower") Collins & Aikman Products Co. (the "Borrower"), Collins & Aikman Corporation ("Holdings"), the several banks and other institutions from time to time parties to the Credit Agreement (the "Lenders") and The Chase Manhattan Bank, as administrative agent to the lenders thereunder (in such capacity, the "Administrative Agent"); and

         (b) agrees that such execution, delivery and performance shall not in any way affect such corporation's obligations under any Loan Document (as defined in the Credit Agreement) to which such corporation is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim;

Dated:  January 12, 1998

                          COLLINS & AIKMAN PRODUCTS CO.

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Executive Vice President and Chief Financial Officer

                          COLLINS & AIKMAN CANADA INC.

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Vice President and Chief Financial Officer

                          COLLINS & AIKMAN CORPORATION

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Executive Vice President and Chief Financial Officer

                          PACJ, INC.

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Executive Vice President and Chief Financial Officer




                                1


                          THE AKRO CORPORATION

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Executive Vice President and Chief Financial Officer


                          DURA CONVERTIBLE SYSTEMS, INC.

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Executive Vice President and Chief Financial Officer



                          IMPERIAL WALLCOVERINGS, INC.

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Executive Vice President and Chief Financial Officer


                          MARKETING SERVICE, INC.

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Vice President


                          GREFAB, INC.

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Vice President


                          WICKES ASSET
                          MANAGEMENT, INC.

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Vice President

                                       2

                          COLLINS & AIKMAN INTERNATIONAL CORPORATION

                          By: /s/ Leonard F. Ferro
                          Name: Leonard F. Ferro
                          Title: Vice President, Treasurer


                          WICKES MANUFACTURING COMPANY

                          By: /s/ Robert L. Johnson, Jr.
                          Name: Robert L. Johnson, Jr.
                          Title: Assistant Treasurer


                          WICKES REALTY, INC.

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Vice President



                          AMCO CONVERTIBLE FABRICS, INC.

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Executive Vice President and Chief Financial Officer



                          COLLINS & AIKMAN PLASTICS, INC.

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Executive Vice President and Chief Financial Officer


                          HUGHES PLASTICS, INC.

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Executive Vice President and Chief Financial Officer

                                       3

                          COLLINS & AIKMAN PROPERTIES, INC.

                          By: /s/ Leonard F. Ferro
                          Name: Leonard F. Ferro
                          Title: Secretary and Treasurer

                          COLLINS & AIKMAN CARPET & ACOUSTICS (MI), INC.

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Executive Vice President and Chief Financial Officer


                          COLLINS & AIKMAN CARPET & ACOUSTICS (TN), INC.

                          By: /s/ J. Michael Stepp
                          Name: J. Michael Stepp
                          Title: Executive Vice President and Chief Financial Officer

                                       4